================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      SPLASH TECHNOLOGIES HOLDINGS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                       SPLASH TECHNOLOGY HOLDINGS, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FEBRUARY 26, 1998

TO THE STOCKHOLDERS OF SPLASH TECHNOLOGY HOLDINGS, INC.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Splash Technology Holdings, Inc., a Delaware corporation (the "Company"), will be held on Thursday, February 26, 1998 at 9:00 a.m., local time, at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 for the following purposes:

  1. To elect two Class II directors to serve for three year terms expiring upon the Meeting of Stockholders in 2001 or until their successors are elected;

  2. To approve and ratify the adoption of an amendment to the 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 3,150,000 to 3,900,000; and

  3. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only stockholders of record at the close of business on January 15, 1998 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
January 27, 1998


 IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                       SPLASH TECHNOLOGY HOLDINGS, INC.

                               ----------------

                                PROXY STATEMENT

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed Proxy is solicited on behalf of the Board of Directors of Splash Technology Holdings, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held February 26, 1998 at 9:00 a.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086. The telephone number of the Company's offices is (408) 328-6300.

  These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended September 30, 1997, including financial statements, were mailed on or about January 27, 1998 to all stockholders entitled to vote at the meeting.

RECORD DATE AND VOTING SECURITIES

  Stockholders of record at the close of business on January 15, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 13,855,161 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

  Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulative voting in the election of directors.

  The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to such persons for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

  The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

  Although there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

  The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a manner consistent with such holding. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Company no later than September 29, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

NOMINEE

  The number of directors authorized by the Company's Bylaws is currently fixed by the Board at five. The Company's Amended and Restated Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Currently there is one director in Class I, there are two directors in Class II and there are two directors in Class III.

  Two Class II directors are to be elected at the Annual Meeting. The Class II directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2001 or until their successors have been duly elected and qualified. The term of each Class III director will expire at the Annual Meeting of Stockholders in 1999. The term of the Class I director will expire at the Annual Meeting of Stockholders in 2000.

  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, who are currently directors of the Company. In the event that either nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that either nominee listed below will be unable or will decline to serve as a director.

  The names of the two Class II nominees for director and certain information about them are set forth below. The names of, and certain information about, the current Class I and Class III directors with unexpired terms are also set forth below.

             NAME                AGE       PRINCIPAL OCCUPATION
             ----                ---       --------------------
NOMINEES FOR CLASS II DIRECTORS
Charles W. Berger                 43 Chief Executive Officer, IMGIS, Inc.
Lawrence G. Finch                 63 General Partner, Sigma Partners, L.P.

CONTINUING CLASS I DIRECTOR
Peter Y. Chung                    30 Principal, Summit Partners, L.P.

CONTINUING CLASS III DIRECTORS
Kevin K. Macgillivray             38 President, Chief Executive Officer,
                                      Splash Technology Holdings, Inc.
Gregory M. Avis                   39 General Partner, Summit Partners, L.P.

  Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

  Charles W. Berger has been a director of the Company since January 1996. Mr. Berger has been Chairman and Chief Executive Officer of IMGIS, Inc. since July 1997. Mr. Berger has also been a director of Radius Inc. since March 1994 and was Chief Executive Officer for Radius Inc. from March 1993 until July 1997. From April 1992 until he joined Radius Inc., Mr. Berger was Senior Vice President, Worldwide Sales, Operations and Support for Claris Corporation, a software subsidiary of Apple Computer, Inc., a personal computer manufacturer, that develops and markets application software. From March 1989 to April 1992, Mr. Berger held various executive positions at Sun Microsystems, Inc. and its subsidiaries.

  Lawrence G. Finch has been a director of the Company since January 1996. Mr. Finch has served as a General Partner of Sigma Partners, L.P., a venture capital firm, since January 1989. Mr. Finch is also a director of International Network Services, a networking services company, and Phoenix Technologies Ltd., a developer of computer firmware and software.

  Peter Y. Chung has been a director of the Company since its formation in December 1995. Mr. Chung has served as a Principal at Summit Partners, L.P., a venture capital partnership, since December 1997. From December 1996 to December 1997, Mr. Chung served as a Vice President at Summit Partners, L.P. From August 1994 to December 1997, Mr. Chung served as a Senior Associate at Summit Partners, L.P. From August 1989 to July 1992, Mr. Chung was employed by Goldman, Sachs & Co., an investment banking firm.

  Kevin K. Macgillivray has served as President, Chief Executive Officer and a director of the Company since January 1996. From April 1995 until January 1996, Mr. Macgillivray was Vice President and General Manager of the Publishing Division of Radius Inc., a manufacturer of computer video cards and display products. From May 1993 to April 1995, Mr. Macgillivray held other managerial positions within Radius Inc. and SuperMac Technology, Inc., which merged into Radius Inc. in 1994. From May 1991 to May 1993, Mr. Macgillivray was Vice President and General Manager of Oce Graphics USA, a computer peripherals manufacturer.

  Gregory M. Avis has been a director of the Company since its formation in December 1995. Mr. Avis has served as a General Partner of Summit Partners, L.P., a venture capital partnership, since 1987 and has served as a Managing Partner of Summit Partners, L.P. since 1990. Mr. Avis is also a director of CMG Information Services, Inc., a direct marketing service provider, Digital Link Corporation, a manufacturer of digital access products for wide area networks, and Powerwave Technologies, Inc., a designer and manufacturer of linear power amplifiers for wireless communications.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of six meetings from October 1, 1996 through September 30, 1997 ("Fiscal 1997"). During Fiscal 1997, no director attended fewer than 75% of the meetings of the Board of Directors or the committees upon which such director served while such director served as a director.

  The Board of Directors established an Audit Committee and a Compensation Committee in connection with the Company's initial public offering in October 1996. The Board of Directors has no nominating committee or any committee performing similar functions.

  The Audit Committee currently consists of Directors Chung and Finch. The Audit Committee aids management in the establishment and supervision of the Company's financial controls, evaluates the scope of the annual audit, reviews audit results, consults with management and the Company's independent auditors prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of the Company's financial affairs. The Audit Committee held four meetings in Fiscal 1997.

  The Compensation Committee currently consists of Directors Avis and Berger. The Compensation Committee makes recommendations to the Board concerning salaries and incentive compensation for the Company's officers and employees and administers the Company's 1996 Stock Option Plan and 1996 Employee Stock Purchase Plan. The Compensation Committee held one meeting in Fiscal 1997.

COMPENSATION OF DIRECTORS

  Directors receive no cash remuneration for serving on the Board of Directors, although directors are reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. Non-employee directors are eligible to receive stock options under the 1996 Stock Option Plan.

VOTE REQUIRED

  The two nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as the Class II directors. Votes withheld from the directors will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum but will have no other legal effect upon the election of the director.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH ABOVE.

                                 PROPOSAL TWO:

            APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN

  On January 9, 1998, the Board of Directors of the Company approved an amendment to the 1996 Stock Option Plan (the "Plan") to increase the number of shares of Common Stock available for issuance under the Plan from 3,150,000 to 3,900,000. The proposed increase in the number of shares of Common Stock reserved for issuance under the Plan is for the purpose of establishing a reserve for stock option grants to new employees or consultants that may be hired and granting stock options to key employees.

  Before the proposed amendment to the Plan, a total of 3,150,000 shares of Common Stock has been reserved for issuance under the Plan. Of the 3,150,000 shares authorized prior to the amendment described above, options to purchase an aggregate of 667,856 shares had been exercised as of January 15, 1998, options to purchase an aggregate of 1,776,650 shares were outstanding as of such date, and 705,494 shares remained available for future grants as of such date.

  At the Annual Meeting, the stockholders are being asked to approve the amendment to the Plan to increase the number of shares of Common Stock reserved under the Plan.

SUMMARY OF THE 1996 PLAN

  General. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options may be granted under the Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

  Administration. The Plan may generally be administered by the Board or the Committee appointed by the Board (collectively, the "Administrator"). The Committee appointed by the Board may be constituted to meet the requirements of Section 162(m) of the Code or Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended.

  Eligibility. Nonstatutory stock options may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options may be granted, the time or times at which such options shall be granted, and the number of shares subject to each such grant.

  Limitations. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 100,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 100,000 shares of Common Stock.

  Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

    (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

    (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the Plan generally vest and become exerciseable over four years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, or any combination thereof.

    (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

    (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.

    (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of death or disability, then all options held by such optionee under the Plan expire on the earlier of
  (i) 12 months from the date of such termination or (ii) the expiration date of such option. The optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance), may exercise all or part of the option at any time before such expiration to the extent that the option was exercisable at the time of such termination.

    (f) Nontransferability of Options. Unless otherwise provided for by the Administrator in the stock option agreement, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

    (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

  Adjustments Upon Changes in Capitalization. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option.

  In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

  In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

  Amendment and Termination of the Plan. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any other applicable law, rule or regulation. No such action by the Board or shareholders may alter or impair any option previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the shareholders or the Board, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

  Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

  Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

  THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE

PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

REQUIRED VOTE

  At the Annual Meeting, the shareholders are being asked to approve the amendment to the 1996 Plan. The affirmative vote of the holders of Votes Cast will be required to approve the amendment to the 1996 Plan. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will be counted as votes against the proposal. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum but will have no other legal effect upon the approval of the amendment to the 1996 Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL AND RATIFICATION OF THE AMENDMENT TO THE 1996 PLAN.

                            ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

  The following table sets forth a summary of (i) the compensation paid by Radius Inc., the Company's predecessor business, during the fiscal year ended September 30, 1995, (ii) the compensation paid by Radius Inc. for the four month period ended January 31, 1996 and paid by the Company for the eight month period ended September 30, 1996 and (iii) the compensation paid by the Company during Fiscal 1997 to the Company's Chief Executive Officer and the Company's three other most highly compensated executive officers (collectively, the "Named Executive Officers") for services rendered in all capacities to Radius Inc. and the Company.

                          SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                    ANNUAL COMPENSATION         COMPENSATION AWARDS
                              -------------------------------- ---------------------
                                                               RESTRICTED SECURITIES
   NAME AND PRINCIPAL                   INCENTIVE OTHER ANNUAL   STOCK    UNDERLYING  ALL OTHER
        POSITION         YEAR SALARY(1)   BONUS   COMPENSATION   AWARDS   OPTIONS(2) COMPENSATION
   ------------------    ---- --------- --------- ------------ ---------- ---------- ------------
Kevin K. Macgillivray... 1997 $176,540  $176,940       --          --       40,000     $ 1,483(3)
 President, Chief                                                                       88,373(4)
 Executive Officer and   1996  163,232   184,100       --          --       48,124         691(3)
 Director                1995  135,711    44,845       --          --           --          --
Joan P. Platt(5)........ 1997  140,228    66,849       --          --       20,000       1,268(3)
 Vice President, Finance                                                                18,133(4)
 and Administration and  1996   68,019    32,875       --          --       96,659         476(3)
 Chief Financial Officer 1995       --        --       --          --           --          --
Timothy D. Kleffman..... 1997  140,228   106,172       --          --       20,000       1,488(3)
 Vice President,                                                                        88,373(4)
 Engineering Operations  1996  131,616   123,240       --          --       48,124         696(3)
                         1995  127,284    36,000       --          --           --          --
Christine A.
 Beheshti(6)............ 1997  140,228    66,849       --          --       20,000       1,463(3)
 Vice President,                                                                        68,489(4)
 Software Engineering    1996  131,616    65,500       --          --       48,124         671(3)
                         1995  117,596    33,750       --          --           --          --

--------
(1) Includes compensation deferred by the employee under the Company's qualified 401(k) retirement plan.
(2) Consists of options to purchase shares of the Company's Common Stock under the Company's 1996 Stock Option Plan.
(3) Consists of vested contributions made by the Company under its qualified 401(k) retirement plan.
(4) Consists of reimbursement for underwriting fees paid by the Named Executive Officer (including taxes payable in respect thereof) in connection with the follow-on offering of the Company's Common Stock on August 25, 1997.
(5) The Company hired Ms. Platt on March 29, 1996.
(6) Ms. Beheshti resigned from the Company on October 31, 1997.

OPTION GRANTS AND EXERCISES

  The following table sets forth certain information with respect to stock option grants during Fiscal 1997 to the Named Executive Officers. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                         OPTION GRANTS IN FISCAL 1997

                                      INDIVIDUAL GRANTS
                         -------------------------------------------
                                                                     POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED
                                     PERCENT OF                         ANNUAL RATES OF
                         NUMBER OF     TOTAL                              STOCK PRICE
                         SECURITIES   OPTIONS                          APPRECIATION FOR
                         UNDERLYING  GRANTED TO  EXERCISE                 OPTION TERM
                          OPTIONS   EMPLOYEES IN OR BASE  EXPIRATION ---------------------
          NAME            GRANTED   FISCAL YEAR   PRICE      DATE       5%         10%
          ----           ---------- ------------ -------- ---------- --------- -----------
Kevin K. Macgillivray...   40,000       6.7%       $21     1/2/2007  $ 528,271 $ 1,338,744
Joan P. Platt...........   20,000       3.3%        21     1/2/2007    264,136     669,372
Timothy D. Kleffman.....   20,000       3.3%        21     1/2/2007    264,136     669,372
Christine A. Beheshti...   20,000       3.3%        21     1/2/2007    264,136     669,372

  The following table sets forth information with respect to options exercised during Fiscal 1997 by the Named Executive Officers and the value of unexercised options at September 30, 1997.

         AGGREGATE OPTION EXERCISES IN FISCAL 1997 AND YEAR-END VALUES

                                                NUMBER OF SECURITIES
                                               UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
                                                     OPTIONS AT          IN-THE-MONEY OPTIONS AT
                           SHARES                SEPTEMBER 30, 1997        SEPTEMBER 30, 1997
                          ACQUIRED    VALUE   ------------------------- -------------------------
          NAME           ON EXERCISE REALIZED EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----           ----------- -------- ----------- ------------- ----------- -------------
Kevin K. Macgillivray...      --        --      40,000          --       $725,000         --
Joan P. Platt...........      --        --      20,000          --        362,500         --
Timothy D. Kleffman.....      --        --      20,000          --        362,500         --
Christine A. Beheshti...      --        --      20,000          --        362,500         --

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  The Company currently has no employment contract in effect with its Chief Executive Officer or any other Named Executive Officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  During Fiscal 1997 the Compensation Committee of the Board of Directors consisted of Messrs. Avis and Berger. Neither of these individuals were at any time since the formation of the Company an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The following is the report to the Board of Directors describing compensation policies and rationales applicable to the Company's executive officers with respect to compensation paid to such executive officers for Fiscal 1997. The information contained in the following report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

  The Compensation Committee of the Board of Directors is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Committee is comprised of the members named above, none of whom is an employee of the Company.

 Compensation Philosophy

  The general philosophy of the Company's compensation program is to offer executive officers competitive compensation based both on the Company's performance and on the individual's contribution and performance. The Company's compensation policies are intended to motivate, reward and retain highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company.

  There are three main components in the Company's executive compensation program:

  .Base Salary

  .Incentive Bonus

  .Stock Incentives

 Base Salary

  The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Compensation Committee with reference to surveys of salaries paid to executives with similar responsibilities at comparable companies, generally in the high technology industry. The peer group for each executive officer is composed of executives whose responsibilities are similar in scope and content. The Company seeks to set executive compensation levels that are competitive with the average levels of peer group compensation.

 Incentive Bonus

  Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each officer.

 Stock Incentives

  The Company utilizes stock options as long term incentives to reward and retain executive officers. The Committee believes that this practice links management interests with stockholder interests and motivates executive officers to make long-term decisions that are in the best interests of the Company. The Committee also believes that executive officers and other key employees should own a significant percentage of the Company's stock. Generally, stock options vest over four years after the grant date and optionees must be employed by the Company at the time of vesting in order to exercise the options.

  The Committee believes that stock option grants provide an incentive which focuses the executives' attention on the Company from the perspective of an owner with an equity stake in the business. Because options are typically granted with an exercise price equal to the fair market value of the Common Stock on the date of grant, the Company's stock options are tied to the future performance of the Company's Common Stock and will provide value to the recipient only when the price of the Company's stock increases above the exercise price, that is, only to the extent that stockholders as a whole have benefitted.

 Compensation of the Chief Executive Officer

  Kevin K. Macgillivray has been the Company's Chief Executive Officer since January 1996. Mr. Macgillivray received a bonus of $176,940 for Fiscal 1997. The bonus was determined in accordance with the practices described above. In January 1997, Mr. Macgillivray was granted an option to purchase 40,000 shares of Common Stock at a price of $21 per share, which represented the fair market value of the Common Stock on the date of grant.

                                          THE COMPENSATION COMMITTEE

                                          Gregory M. Avis
                                          Charles W. Berger

PERFORMANCE GRAPH

  The following line graph compares the cumulative total stockholder return for the Company's Common Stock with the Nasdaq U.S. Index and the Hambrecht & Quist Technology Index (the "Peer Group") for the period commencing October 9, 1996 and ending December 31, 1997. The graph assumes that $100 was invested on the date of the Company's initial public offering, October 9, 1996, and that all dividends are reinvested. In accordance with the guidelines of the SEC, the stockholder return for each entity in the Peer Group has been weighted on the basis of market capitalization as of each measurement date set forth in the graph. Historic stock price performance should not be considered indicative of future stock price performance.

         COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG SPLASH,
           NASDAQ U.S. INDEX AND HAMBRECHT & QUIST TECHNOLOGY INDEX


                       [PERFORMANCE CHART APPEARS HERE]

                                         NASDAQ STOCK         HAMBRECHT & QUIST
MEASUREMENT PERIOD       SPLASH           MARKET--US             TECHNOLOGY
------------------       -------         ------------         ----------------
     10/09/96            $100.00           $100.00                 $100.00
     10/31/96             125.00             98.67                   98.56
     11/29/96             185.23            104.41                  110.17
     12/31/96             195.45            104.28                  107.18
     01/31/97             345.45            111.46                  118.64
     02/28/97             270.45            105.74                  108.94
     03/31/97             227.27             98.68                  102.10
     04/30/97             196.59            101.84                  105.87
     05/30/97             212.50            113.11                  121.79
     06/30/97             328.41            116.49                  122.84
     07/31/97             334.09            128.74                  142.59
     08/29/97             307.95            128.22                  142.98
     09/30/97             355.68            136.16                  148.83
     10/31/97             378.41            128.73                  132.84
     11/28/97             295.45            129.29                  131.45
     12/31/97             204.55            126.85                  125.38

SECURITY OWNERSHIP

  The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of January 15, 1998 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director and each nominee, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                           NUMBER OF PERCENT OF
           NAME AND ADDRESS OF BENEFICIAL OWNER             SHARES    TOTAL(1)(2)
           ------------------------------------            --------- ----------
Summit Partners, L.P.(3)(4)............................... 3,391,874    24.5%
 499 Hamilton Avenue, Suite 200
 Palo Alto, CA 94301
Gregory M. Avis(3)(4)..................................... 3,391,874    24.5
Peter Y. Chung(3)(4)......................................        --      --
Radius Inc................................................   704,252     5.1
 215 Moffett Park Drive
 Sunnyvale, CA 94089
Charles W. Berger.........................................        --      --
Lawrence G. Finch.........................................    44,356       *
Kevin K. Macgillivray(5)..................................   289,216     2.1
Joan P. Platt(6)..........................................   132,257     1.0
Timothy D. Kleffman(7)....................................   190,066     1.4
Christine A. Beheshti(8)..................................   114,278       *
Edward Gavrin(9)..........................................   238,859     1.7
All directors and executive officers as a group
 (8 persons)(3)(10)....................................... 4,990,880    35.1

--------
*   Percentage of shares beneficially owned is less than one percent of total.
(1) Beneficial ownership is determined in accordance with the rules of Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 15, 1998 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.
(2) Percentage of ownership is based on 13,855,161 shares of Common Stock outstanding on January 15, 1998.
(3) Includes 3,026,731, 129,123 and 236,020 shares of Common Stock held of record by Summit Ventures IV, L.P., Summit Investors III, L.P. and Summit Subordinated Debt Fund, L.P., respectively. Summit Partners IV, L.P. is a General Partner of Summit Ventures IV, L.P. and Summit Partners SD, L.P. is a General Partner of Summit Subordinated Debt Fund, L.P. Stamps, Woodsum & Co., IV is a General Partner of Summit Ventures IV, L.P. and Stamps, Woodsum & Co., III is a General Partner of Summit Subordinated Debt Fund, L.P. Gregory M. Avis, a director of the Company, is a General Partner of Stamps, Woodsum & Co., III, Stamps, Woodsum & Co., IV and Summit Investors III, L.P. See Note (4).
(4) Includes shares described in Note (3) above. Mr. Avis, a director of the Company, is a general partner of affiliates of Summit Partners, L.P. Mr. Avis exercises shared investment and voting power with respect to such shares, but disclaims beneficial ownership of such shares.

(5) Includes 72,612 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 90,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.
(6) Includes 54,370 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 55,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.
(7) Includes 59,475 shares that are subject to a right of repurchase in favor of the Company which expires ratably through February 2000. Also includes 55,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.
(8) Includes 20,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company. Ms. Beheshti resigned from the Company on October 31, 1997.
(9) Includes 130,000 shares issuable upon the exercise of an option which vests over four years; such option may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company. Edward Gavrin was elected Vice President, Research and Development of the Company on October 30, 1997.
(10) Includes 186,457 shares that are subject to a right of repurchase in favor of the Company which expires ratably through March 2000. Also includes 350,000 shares issuable upon the exercise of options which vests over four years; such options may be exercised immediately as to all shares, provided that the unvested shares shall be subject to a right of repurchase in favor of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, with respect to Fiscal 1997, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Sunnyvale, California
January 27, 1998

                                                                 SKU# 1577-PS-98

                       SPLASH TECHNOLOGY HOLDINGS, INC.
                   PROXY for Annual Meeting of Stockholders
                         To Be Held February 26, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


  The undersigned stockholder of SPLASH TECHNOLOGY HOLDINGS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Kevin K. Macgillivray and Joan P. Platt, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of SPLASH TECHNOLOGY HOLDINGS, INC. to be held at the offices of the Company at 555 Del Rey Avenue, Sunnyvale, California 94086 on Thursday, February 26, 1998 at 9:00 a.m., local time, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

1.  Election of Directors               NOMINEES:       Charles W. Berger
                                                        Lawrence G. Finch

                     FOR                   WITHHELD

                     [_]                     [_]


             [_] _______________________________________
                 For both nominees except as noted above

2. To approve and ratify the adoption of an amendment to the 1996 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 3,150,000 to 3,900,000.


                     FOR           AGAINST            ABSTAIN

                     [_]             [_]                [_]


3. To vote or otherwise represent the shares on any and all other business which may properly come before the meeting or any adjournment or adjournments thereof, according to their discretion and in their discretion.



                         MARK HERE FOR ADDRESS CHANGE AND       [_]
                         NOTE NEW ADDRESS IN SPACE TO THE LEFT.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

NOTE: Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.


SIGNATURE:_____________ DATE:_________ SIGNATURE:________________ DATE:_________

                                                                         ANNEX A

                       SPLASH TECHNOLOGY HOLDINGS, INC.

                            1996 STOCK OPTION PLAN
                        (AMENDED AS OF JANUARY 9, 1998)

     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees appointed
               -------------
pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee"  means a Committee appointed by the Board of Directors
               ---------
in accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Splash Technology Holdings, Inc., a Delaware
               -------
corporation.

          (h) "Consultant" means any person who is engaged by the Company or any
               ----------
Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not.

          (i) "Continuous Status as an Employee or Consultant" means that the
               ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (j) "Employee" means any person, including Officers and directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (l) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (n) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (o) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (p) "Option" means a stock option granted pursuant to the Plan.
               ------

          (q) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (r) "Optionee" means an Employee or Consultant who receives an Option.
               --------

          (s) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (t) "Plan" means this 1996 Stock Option Plan.
               ----

          (u) "Section 16(b)" means Section 16(b) of the Securities Exchange Act
               -------------
of 1934, as amended.

          (v) "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 11 below.

          (w) "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,900,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                               --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

                (i) Multiple Administrative Bodies. The Plan may be administered
                    ------------------------------
by different Committees with respect to different groups of Service Providers.

                (ii) Section 162(m).  To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii) Rule 16b-3. To the extent desirable to qualify
                      ----------
transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

                (iv) Other Administration.  Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

                (i) to determine the Fair Market Value of the Common Stock;

                (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

                (iii) to determine whether and to what extent Options are granted hereunder;

                (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

                (v) to approve forms of agreement for use under the Plan;

                (vi) to determine the terms and conditions of any award granted hereunder;

                (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted; and

                (ix) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (d) Upon the Company or a successor corporation being subject to
Section 162(m) of the Code or upon the Plan being assumed by a corporation which is subject to Section 162(m) of the Code, the following limitations shall apply to grants of Options to Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 100,000 Shares.

                (ii) In connection with his or her initial employment, an Employee may be granted Options to purchase up to an additional 100,000 Shares which shall not count against the limit set forth in subsection (i) above.

                (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

                (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Stockholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance of Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship.  In the
              ----------------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee or Consultant with the Company (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day from the date of such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  In the event of termination of an
              ----------------------
Optionee's consulting relationship or Continuous Status as an Employee as a result of his or her disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the

Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions.  The Administrator may at any time offer to buy
              -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  Unless otherwise provided for by the
          ------------------------------
Administrator in the stock option agreement, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

     17.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.